SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K /A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 8, 2016 (September 30, 2016)

Date of Report (Date of earliest event reported)

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive

Suite 100

Spokane, Washington 99201

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Red Lion Hotels Corporation (the “company”) on October 3, 2016 to include the historical audited and unaudited financial statements of Vantage Hospitality Group, Inc. (“Vantage”), the assets acquired and liabilities assumed, and the unaudited pro forma condensed combined financial statements required by Article XI of Regulation S-X.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The unaudited consolidated financial statements of Vantage as of June 30, 2016 and December 31, 2015 and for the six month periods ended June 30, 2016 and 2015 and the notes related thereto are filed as Exhibit 99.1 to this amendment and are incorporated in their entirety herein by reference.

The audited consolidated financial statements of Vantage as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto are filed as Exhibit 99.2 to this amendment and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined statements of operations of the company and Vantage for the year ended December 31, 2015 and for the six months ended June 30, 2016, unaudited pro forma condensed combined balance sheets as of June 30, 2106, and the notes related thereto are filed as Exhibit 99.3 to this amendment and are incorporated in their entirety herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

23.1	Consent of Berney, Gitlin & Abitante, P.L.L.C.

99.1	Unaudited consolidated financial statements of Vantage Hospitality Group, Inc. as of June 30, 2016 and 2015 and for the six month periods then ended and the notes related thereto.

99.2	Audited consolidated financial statements of Vantage Hospitality Group, Inc. as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto.

99.3	Unaudited pro forma condensed combined statements of operations of Red Lion Hotels Corporation and Vantage Hospitality Group, Inc. for the year ended December 31, 2015 and for the six months ended June 30, 2016, unaudited pro forma condensed combined balance sheet as of June 30, 2016, and the notes related thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION

Dated: November 8, 2016	By:	/s/ David M. Wright
David M. Wright
Vice President, Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT LISTING

Exhibit Number	Exhibit Title or Description

23.1	Consent of Berney, Gitlin & Abitante, P.L.L.C.

99.1	Unaudited consolidated financial statements of Vantage Hospitality Group, Inc. as of June 30, 2016 and 2015 and for the six month periods then ended and the notes related thereto.

99.2	Audited consolidated financial statements of Vantage Hospitality Group, Inc. as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 and the notes related thereto.

99.3	Unaudited pro forma condensed combined statements of operations of Red Lion Hotels Corporation and Vantage Hospitality Group, Inc. for the year ended December 31, 2015 and for the six months ended June 30, 2016, unaudited pro forma condensed combined balance sheet as of June 30, 2016, and the notes related thereto.